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                                      EXHIBIT 24

                                  POWER OF ATTORNEY


     Each person executing this Power of Attorney hereby appoints James D. Rose as his attorney-in-fact to (i) execute and file on behalf of First Place Financial Corporation a Registration Statement on Form S-8, (ii) execute and file any amendments to such Registration Statement, or (iii) take any other action regarding the Registration Statement as such attorney-in-fact may deem appropriate. This Power of Attorney has been signed by the following persons in the capacities indicated on August 21, 1996.


SIGNATURE                               TITLE                        DATE
- ---------                               -----                        ----

 /s/ Marlo L. Webb                Chairman and Director         August 21, 1996
- ------------------------------
Marlo L. Webb

 /s/ Robert S. Culpepper          Vice Chairman and Director    August 21, 1996
- ------------------------------
Robert S. Culpepper

 /s/ Richard I. Ledbetter         Director and CEO              August 21, 1996
- ------------------------------
Richard I. Ledbetter

 /s/ James D. Rose                Director, President and       August 21, 1996
- ------------------------------    Chief Operating Officer
James D. Rose

 /s/ Myron C. Taylor              Secretary and Treasurer       August 21, 1996
- ------------------------------
Myron C. Taylor

 /s/ J. Gregory Merrion           Director                      August 21, 1996
- ------------------------------
J. Gregory Merrion

 /s/ Roy L. ("Bunky") Owen        Director                      August 21, 1996
- ------------------------------
Roy L. ("Bunky") Owen

 /s/ Jack M. Morgan               Director                      August 21, 1996
- ------------------------------
Jack M. Morgan

                                  Director                      August 21, 1996
- ------------------------------
Ben Heikkinen

 /s/ Tom Bolack                   Director                      August 21, 1996
- ------------------------------
Tom Bolack

 /s/ Thomas C. Taylor             Director                      August 21, 1996
- ------------------------------
Thomas C. Taylor